As filed with the Securities and Exchange Commission on November 9, 1998

                                                   Registration No.
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549
                                    FORM S-8
                             REGISTRATION STATEMENT

                        Under The Securities Act of 1933

                          IKON OFFICE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

             OHIO                                       23-0334400
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

                         _____________________________
                                  P.O. Box 834
                       Valley Forge, Pennsylvania  19482
              (Address of Principal Executive Offices)  (Zip Code)
                         _____________________________
                          IKON OFFICE SOLUTIONS, INC.
                            RETIREMENT SAVINGS PLAN
                         _____________________________
                                Karin M. Kinney
                        Corporate Counsel and Secretary
                          IKON Office Solutions, Inc.
                                    Box 834
                       Valley Forge, Pennsylvania  19482
                    (Name and address of agent for service)
                                 (610) 296-8000
         (Telephone number, including area code, of agent for service)
                      ___________________________________

                        CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------------------------
                                         PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES     AMOUNT TO BE    OFFERING PRICE PER     AGGREGATE OFFERING       AMOUNT OF
TO BE REGISTERED        REGISTERED            UNIT*                 PRICE            REGISTRATION FEE
-----------------------------------------------------------------------------------------------------
Common stock            20,000,000           $9.00              $180,000,000             $50,040
without
par value**

-----------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c)

**In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

This Registration Statement relates to Registration Statement No. 333-47765 and is being filed pursuant to General Instruction E of Form S-8 in order to register additional securities of the same class as other securities for which a registration statement filed on this form relating to the same employee benefit plan is effective.

     On March 4, 1998, the Registrant filed a Registration Statement on Form S-8, Registration Statement No. 333-47765, to register 6,000,000 shares of common stock which were issuable under the Registrant's Retirement Savings Plan. The contents of Registration Statement No. 333-47765 are incorporated by reference in the Registration Statement. The Registrant is now filing this separate Registration Statement to register an additional 20,000,000 shares of common stock which may be issued under the Retirement Savings Plan.


Item 8.  Exhibits
-----------------

     (4.1) Amended and Restated Rights Agreement, dated as of June 18, 1997 between IKON Office Solutions, Inc. and National City Bank, filed on June 18, 1997 as Exhibit 1 to IKON Office Solutions, Inc.'s Report on Form 8-K, is incorporated herein by reference.

     (5)    Opinion of Ballard Spahr Andrews & Ingersoll, LLP re:  legality.

     (23)   Consent of Independent Auditors.

     (24)   Powers of Attorney.

     (24.1) Certified resolution regarding Powers of Attorney.

     (99) IKON Office Solutions, Inc. Retirement Savings Plan (the "Plan"), filed as Exhibit 99 to Registration Statement Number 333-47765, is incorporated herein by reference.

     (99.1) Amendment No. 9 to the Plan.

                                   SIGNATURES

THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 6th day of November 1998.


                                    IKON OFFICE SOLUTIONS, INC.



Date:  November 6, 1998                       By:     /s/Michael J. Dillon
                                              ---------------------------------
                                                    (Michael J. Dillon)
                                                Vice President and Controller



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              Signature                                TITLE                            DATE
              ---------                                -----                            ----
       *JAMES J. FORESE                     Chief Executive Officer,               November 6, 1998
       ---------------------------------    President and a Director
      (James J. Forese)                     (Principal Executive Officer)



       *KURT E. DINKELACKER                 Executive Vice President,              November 6, 1998
       ---------------------------------    Chief Financial Officer
       (Kurt E. Dinkelacker)                and a Director
                                            (Principal Financial Officer)



       /s/Michael J. Dillon                 Vice President and Controller          November 6, 1998
       --------------------------------     (Principal Accounting Officer)
       (Michael J. Dillon)

              Signature                                TITLE                            DATE
       *JUDY BELL                           Director                               November 6, 1998
       --------------------------------
       (Judy Bell)


       *JAMES R. BIRLE                      Director                               November 6, 1998
       --------------------------------
       (James R. Birle)


       *PHILIP E. CUSHING                   Director                               November 6, 1998
       --------------------------------
       (Philip E. Cushing)


       *THOMAS P. GERRITY                   Director                               November 6, 1998
       --------------------------------
       (Thomas P. Gerrity)


       *FREDERICK S. HAMMER                 Director                               November 6, 1998
       --------------------------------
       (Frederick S. Hammer)


       *BARBARA BARNES HAUPTFUHRER          Director                               November 6, 1998
       --------------------------------
       (Barbara Barnes Hauptfuhrer)


       *RICHARD A. JALKUT                   Director                               November 6, 1998
       --------------------------------
       (Richard A. Jalkut)


     *By his signature set forth below, Michael J. Dillon, pursuant to duly executed Powers of Attorney duly filed with the Securities and Exchange
Commission, has signed this Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.


       /s/Michael J. Dillon                                                        November 6, 1998
       --------------------------------
        (Michael J. Dillon)

     THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 6th day of November, 1998.



     RETIREMENT SAVINGS PLAN



     By:  /s/  Nancy J. Heiden
        -------------------------------
        (Nancy J. Heiden)
        Plan Administrator

                               INDEX TO EXHIBITS



Exhibit
Number                  Exhibits
-------                 --------

(5)          Opinion of Ballard Spahr Andrews & Ingersoll, LLP  re:  legality.


(23)         Consent of Independent Auditors.


(24)         Powers of Attorney.


(24.1)       Certified resolution regarding Powers of Attorney.


(99.1)       Amendment No. 9 to the IKON Office Solutions, Inc. Retirement
             Savings Plan.